UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2026
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 8.01 Other Events.

As previously disclosed by Designer Brands Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2026, the Court of Common Pleas, in Franklin County, Ohio (the “Court”), issued a temporary restraining order on January 28, 2026, enjoining Worldpay, LLC fka Vantiv, LLC (“Worldpay”) from terminating that certain Bank Card Merchant Agreement, dated on or about September 12, 2014, as amended (the “Agreement”) and ceasing its performance under the Agreement prior to May 31, 2026 (the “Action”). Worldpay provides the Company and its affiliates with credit and debit card processing services for in-store and online transactions (the “Services”) pursuant to the Agreement.

On February 9, 2026, the Company and Worldpay entered into an amendment to the Agreement (“the Omnibus Amendment”), pursuant to which, among other things, the January 2026 termination notice was withdrawn, and Worldpay and its affiliates agreed to continue to provide the Company and its affiliates with Services for a transition period ending no later than May 31, 2026, unless otherwise amended by the parties (the “Transition Period”).

The Company has identified several existing partners capable of providing the Services and is taking all necessary steps to expeditiously transition the Services on or before the end of the Transition Period.

The Company and Worldpay are planning on resolving the Action by filing a stipulated dismissal with prejudice.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believes,” “could,” “continues,” “expect,” “may,” “plan,” “will,” “intends,” “should,” “would,” or the negative of such terms, or other comparable terminology, and include statements about the Omnibus Amendment, the temporary restraining order, and the transition of Services to a new vendor. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties, and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions, or circumstance on which any such statement is based, except to the extent otherwise required by applicable law.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Lisa M. Yerrace
Lisa M. Yerrace
Senior Vice President, General Counsel and Corporate Secretary

Date:	February 9, 2026